UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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☐	Soliciting Material Pursuant to §240.14a-12
Genomic Health, Inc.

(Name of Registrant as Specified In Its Charter)
N/A

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Genomic Health, Inc.
301 Penobscot Drive
Redwood City, California 94063
(650) 556-9300

April 30, 2009

Dear Stockholder:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders of Genomic Health, Inc. The meeting will be held at 10:00 a.m., Pacific Time, on Monday, June 8, 2009, at Seaport Center, 459 Seaport Court, Redwood City, California 94063.

The formal notice of the Annual Meeting and the Proxy Statement has been made a part of this invitation.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. After reading the Proxy Statement, please promptly vote and submit your proxy by dating, signing and returning the enclosed proxy card in the enclosed postage-prepaid envelope. Your shares cannot be voted unless you sign, date and return the enclosed proxy, submit your proxy by telephone or the Internet, or attend the Annual Meeting in person.

We have also enclosed a copy of our 2008 Annual Report to Stockholders.

We look forward to seeing you at the meeting.

Sincerely,

Kimberly J. Popovits
President and Chief Executive Officer

Genomic Health, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Monday, June 8, 2009

To our Stockholders:

Genomic Health, Inc. will hold its Annual Meeting of Stockholders at 10:00 a.m., Pacific Time, on Monday, June 8, 2009 at Seaport Center, 459 Seaport Court, Redwood City, California 94063.

We are holding this Annual Meeting:

•	to elect nine directors to serve until the 2010 Annual Meeting or until their successors are duly elected and qualified;

•	to vote on the approval of the Amended and Restated Genomic Health, Inc. 2005 Stock Incentive Plan;

•	to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2009; and

•	to transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

Stockholders of record at the close of business on April 17, 2009, are entitled to notice of and to vote at this meeting and any adjournment or postponement of the Annual Meeting. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available at the Secretary’s office, 301 Penobscot Drive, Redwood City, California 94063.

It is important that your shares be represented at this meeting. Even if you plan to attend the meeting, we hope that you will vote promptly. Please review the instructions on page 2 of the attached Proxy Statement regarding your voting options. Voting now will not limit your right to attend or vote at the meeting.

By Order of the Board of Directors

G. Bradley Cole
Chief Operating Officer,
Chief Financial Officer and Secretary

Redwood City, California
April 30, 2009

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on June 8, 2009.

The Proxy Statement and Annual Report are available at
www.proxydocs.com/ghdx

i

Genomic Health, Inc.
301 Penobscot Drive
Redwood City, California 94063

PROXY STATEMENT

Information Concerning Voting and Solicitation

This Proxy Statement is being furnished to you in connection with the solicitation by the board of directors of Genomic Health, Inc., a Delaware corporation (“we,” “us,” “our,” “Genomic Health” or the “Company”), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held at Seaport Center, 459 Seaport Court, Redwood City, California 94063 on Monday, June 8, 2009, at 10:00 a.m., Pacific Time, and any postponement or adjournment thereof (the “Annual Meeting”).

This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about April 30, 2009.

Questions and Answers About
the Proxy Materials and the Annual Meeting

What proposals will be voted on at the Annual Meeting?

Three proposals will be voted on at the Annual Meeting:

•	The election of directors;

•	The approval of the Amended and Restated 2005 Stock Incentive Plan; and

•	The ratification of the appointment of the independent registered public accounting firm for 2009.

What are the Board’s recommendations?

Our board recommends that you vote:

•	“FOR” election of each of the nominated directors;

•	“FOR” approval of the Amended and Restated 2005 Stock Incentive Plan; and

•	“FOR” ratification of the appointment of the independent registered public accounting firm for 2009.

Will there be any other items of business on the agenda?

We do not expect any other items of business because the deadline for stockholder proposals and nominations has already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the meeting. Those persons intend to vote that proxy in accordance with their best judgment.

Who is entitled to vote?

Stockholders of record at the close of business on April 17, 2009 (the “Record Date”) may vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of the Company’s common stock held as of the Record Date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record.  If your shares are registered directly in your name with Genomic Health’s transfer agent, Computershare Trust Company, Inc., you are considered, with respect to those shares, the stockholder of record. The Proxy Statement, Annual Report and proxy card have been sent directly to you by Genomic Health.

Beneficial Owner.  If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name. The Proxy Statement and Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the mailing.

How do I vote?

Stockholder of Record

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy on the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•	To vote using the proxy card, complete, sign and date the enclosed proxy card and return it promptly in the postage-prepaid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•	To vote over the telephone, follow the telephone voting instructions on the enclosed proxy card. You will be asked to provide the company number and control number from the proxy card. Your vote must be received by 11:59 p.m. Eastern Time on June 7, 2009 to be counted.

•	To vote on the Internet, follow the Internet voting instructions on the enclosed proxy card. You will be asked to provide the company number and control number from the proxy card. Your vote must be received by 11:59 p.m. Eastern Time on June 7, 2009 to be counted.

Beneficial Owner

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares online. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you submitted your proxy by mail, you must file with the Secretary of the Company a written notice of revocation or deliver, prior to the vote at the Annual Meeting, a valid, later-dated proxy. If you submitted your proxy by telephone or the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Annual Meeting.

How are votes counted?

In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the other items of business, you may vote “FOR,” vote “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.” If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction form with no instructions, your shares will be voted in accordance with the recommendations of the board (“FOR” all of the nominees to the board, “FOR” approval of the Amended and Restated 2005 Stock Incentive Plan, and “FOR” ratification of the independent registered public accounting firm) and in the discretion of the proxy holders on any other matters that properly come before the meeting.

What vote is required to approve each item?

In the election of directors, the nine persons receiving the highest number of “FOR” votes at the Annual Meeting will be elected. All other proposals require the affirmative “FOR” vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. If you hold shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter.

Is cumulative voting permitted for the election of directors?

Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of common stock outstanding on the Record Date will constitute a quorum. As of the close of business on the Record Date, there were 28,530,988 shares of our common stock outstanding. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

How are proxies solicited?

Our employees, officers and directors may solicit proxies. We will bear the cost of soliciting proxies and will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of common stock.

IMPORTANT

Please promptly vote by signing, dating and returning the enclosed proxy card in the postage-prepaid return envelope provided, or by submitting your proxy by telephone or the Internet, so that your shares can be voted. Voting now will not limit your right to attend or vote at the Annual Meeting.

Proposal 1

Election of Directors

Directors and Nominees

At the Annual Meeting, nine persons will be elected as members of your board of directors, each for a one-year term or until their successors are elected and qualified. The Nominating and Corporate Governance Committee of the board of directors has recommended, and the board of directors has designated, the nine persons listed below for election at the Annual Meeting. The proxies given to the proxy holders will be voted or not voted as directed and, if no direction is given, will be voted FOR each of the nominees. Your board of directors knows of no reason why any of these nominees should be unable or unwilling to serve. However, if for any reason any nominee should be unable or unwilling to serve, the proxies will be voted for any nominee designated to fill the vacancy by your board of directors, taking into account the recommendations of the Nominating and Corporate Governance Committee.

The names of the board of directors’ nominees, their ages as of March 15, 2009, and certain biographical information about the nominees are set forth below.

			Director
Name	Age	Position with Company	Since

Randal W. Scott, Ph.D.	51	Executive Chairman of the Board	2000
Kimberly J. Popovits	50	President, Chief Executive Officer and Director	2002
Julian C. Baker	42	Director	2001
Brook H. Byers	63	Director	2001
Fred E. Cohen, M.D., D.Phil.	52	Director	2002
Samuel D. Colella	69	Director	2001
Ginger L. Graham	53	Director	2008
Randall S. Livingston	55	Director	2004
Woodrow A. Myers, Jr., M.D.	55	Director	2006

Randal W. Scott, Ph.D. has served as our Executive Chairman of the Board since January 2009, Chairman of the Board and Chief Executive Officer from our inception in August 2000 to December 2008, President from August 2000 to February 2002, Chief Financial Officer from December 2000 to April 2004, and Secretary from August 2000 to December 2000 and from May 2003 to February 2005. Dr. Scott was a founder of Incyte Corporation, which at the time was a genomic information company, and served Incyte in various roles, including Chairman of the Board from August 2000 to December 2001, President from January 1997 to August 2000, and Chief Scientific Officer from March 1995 to August 2000. Dr. Scott holds a B.S. in Chemistry from Emporia State University and a Ph.D. in Biochemistry from the University of Kansas.

Kimberly J. Popovits has served as our President and Chief Executive Officer since January 2009 and as President and Chief Operating Officer from February 2002 to December 2008. From November 1987 to February 2002, Ms. Popovits served in various roles at Genentech, Inc., a biotechnology company, most recently serving as Senior Vice President, Marketing and Sales from February 2001 to February 2002, and as Vice President, Sales from October 1994 to February 2001. Prior to joining Genentech, she served as Division Manager, Southeast Region, for American Critical Care, a Division of American Hospital Supply, a supplier of healthcare products to hospitals. Ms. Popovits holds a B.A. in Business from Michigan State University.

Julian C. Baker is a Managing Member of Baker Bros. Advisors, LLC, which he and his brother, Felix Baker, Ph.D., founded in 2000. Mr. Baker’s firm manages Baker Brothers Investments, a family of long-term investment funds for major university endowments and foundations, which are focused on publicly traded life sciences companies. Mr. Baker’s career as a fund-manager began in 1994 when he co-founded a biotechnology investing partnership with the Tisch Family. Previously, Mr. Baker was employed from 1988 to 1993 by the private equity investment arm of Credit Suisse First Boston. He is also a director of Incyte Corporation, Neurogen Corporation and Trimeris, Inc. Mr. Baker holds an A.B. in Social Studies from Harvard University.

Brook H. Byers is a general partner of Kleiner Perkins Caufield & Byers, a venture capital firm which he joined in 1977. Mr. Byers currently serves as a director of a number of privately held technology, healthcare and biotechnology companies. Mr. Byers holds a B.S. in Electrical Engineering from the Georgia Institute of Technology and an M.B.A. from the Stanford Graduate School of Business.

Fred E. Cohen, M.D., D.Phil. is a partner at TPG, a private equity firm he joined in 2001, and serves as co-head of TPG’s biotechnology group. Dr. Cohen is also a Professor of Cellular and Molecular Pharmacology at the University of California, San Francisco, where he has taught since 1988. Dr. Cohen is a director of Matrix Laboratories Limited, Quintiles Transnational and a number of privately held companies. Dr. Cohen holds a B.S. in Molecular Biophysics and Biochemistry from Yale University, a D.Phil. in Molecular Biophysics from Oxford University and an M.D. from Stanford University.

Samuel D. Colella co-founded Versant Ventures, a healthcare and biotechnology venture capital firm, in 1999. Mr. Colella is also a general partner of Institutional Venture Partners, a venture capital firm he joined in 1984. Mr. Colella currently serves as a director of Alexza Pharmaceuticals, Inc., Jazz Pharmaceuticals, Inc. and a number of privately held technology and biotechnology companies. Mr. Colella has a B.S. in Business and Engineering from the University of Pittsburgh and an M.B.A. from the Stanford Graduate School of Business.

Ginger L. Graham has served as the President and Chief Executive Officer of Two Trees Consulting, a healthcare and executive leadership consulting firm, since November 2007. From September 2003 to March 2007, Ms. Graham was the Chief Executive Officer of Amylin Pharmaceuticals, Inc., a biopharmaceutical company, and she served as Amylin’s President from September 2003 to June 2006. Prior to joining Amylin, Ms. Graham held various positions with Guidant Corporation, including Group Chairman, Office of the President, President of the Vascular Intervention Group, and Vice President. Ms. Graham held various positions with Eli Lilly and Company from 1979 to 1992, including sales, marketing, finance and strategic planning positions. She currently serves as a director of Amylin Pharmaceuticals, Inc. and a number of privately held companies. Ms. Graham holds a B.S. in Agricultural Economics from University of Arkansas and an M.B.A. from Harvard University.

Randall S. Livingston has served as Vice President for Business Affairs and Chief Financial Officer of Stanford University since 2001. From 1999 to 2001, Mr. Livingston served as Executive Vice President and Chief Financial Officer of OpenTV Corp., a provider of interactive television services. From 1996 until 1999, Mr. Livingston served as a consultant and part-time executive for several Silicon Valley technology companies. Prior to 1996, Mr. Livingston worked for Heartport, Inc., Taligent, Apple Computer, Ingres Corporation and McKinsey & Company. Mr. Livingston currently serves as a director of eHealth, Inc. Mr. Livingston holds a B.S. in Mechanical Engineering from Stanford University and an M.B.A. from the Stanford Graduate School of Business.

Woodrow A. Myers, Jr., M.D. has served as Managing Director of Myers Ventures LLC, which concentrates on opportunities in healthcare and education, since December 2005. He was the Executive Vice President and Chief Medical Officer of WellPoint, Inc., a commercial health benefits company, from September 2000 to January 2005. Dr. Myers currently serves on the board of directors of CardioNet, Inc., Express Scripts, Inc. and ThermoGenesis Corp. Dr. Myers holds a B.S. in Biological Sciences from Stanford University, an M.D. from Harvard Medical School and an M.B.A. from the Stanford University Graduate School of Business.

Vote Required

The nine nominees for director receiving the highest number of affirmative votes will be elected as directors. Unless marked to the contrary, proxies received will be voted “FOR” the nominees.

Your board of directors recommends a vote FOR the election of the nominees set forth above as directors of Genomic Health.

Director Independence

Our board of directors has determined that, except for Dr. Scott and Ms. Popovits, each individual who currently serves as a member of the board is, and each individual who served as a member of the board in 2008 was, an “independent director” within the meaning of Rule 4200 of The NASDAQ Stock Market. Dr. Scott and Ms. Popovits are not independent because they are employed by the Company. All of the nominees are members of the board standing for reelection as directors. For Messrs. Byers, Colella, Goldberg and Livingston, Drs. Cohen and Myers and Ms. Graham, the board of directors considered their relationship and transactions with the Company as directors and securityholders of the Company. For Mr. Baker, the board of directors considered Mr. Baker’s status as a director and securityholder, and ordinary course transactions between the Company and another company for which Mr. Baker serves as a director.

Board Meetings

Our board of directors held seven meetings in 2008. Each director attended at least 75% of the aggregate number of meetings of the board of directors held during the period for which such director served on our board of directors and of the committees on which such director served. The independent directors meet in regularly scheduled executive sessions at in-person meetings of the board of directors without the participation of the President and Chief Executive Officer or the other members of management. We do not have a policy that requires the attendance of directors at the Annual Meeting. Three board members attended our 2008 annual meeting.

Committees of the Board of Directors

Below is a description of each committee of the board of directors. The board of directors has determined that each director who serves on the Audit, Compensation, and Nominating and Corporate Governance Committees is “independent,” as that term is defined by applicable listing standards of The NASDAQ Stock Market and rules of the Securities and Exchange Commission, or SEC, and has adopted written charters for these committees. These charters are available on the investor section of our website (www.genomichealth.com).

Audit Committee

Number of Members:	3

Current Members:	Randall S. Livingston (Chair and Audit Committee Financial Expert) Fred E. Cohen, M.D., D.Phil. Samuel D. Colella

Number of Meetings in 2008:	6

Functions:	The Audit Committee provides assistance to the board of directors in fulfilling its oversight responsibilities relating to the Company’s financial statements, system of internal control over financial reporting, and auditing, accounting and financial reporting processes. Other specific duties and responsibilities of the Audit Committee are to appoint, compensate, evaluate and, when appropriate, replace the Company’s independent registered public accounting firm; review and pre-approve audit and permissible non-audit services; review the scope of the annual audit; monitor the independent registered public accounting firm’s relationship with the Company; and meet with the independent registered public accounting firm and management to discuss and review the Company’s financial statements, internal control over financial reporting, and auditing, accounting and financial reporting processes.

Compensation Committee

Number of Members:	3

Current Members:	Brook H. Byers (Chair) Julian C. Baker Woodrow A. Myers, Jr., M.D.

Number of Meetings in 2008:	5

Functions:	The Compensation Committee’s primary functions are to assist the board of directors in meeting its responsibilities with regard to oversight and determination of executive compensation and to review and make recommendations with respect to major compensation plans, policies and programs of the Company. Other specific duties and responsibilities of the Compensation Committee are to review, and make recommendations for approval by the independent members of the board of directors regarding compensation of our President and Chief Executive Officer and other executive officers, and administer our stock plans and other equity-based compensation plans.

The board of directors has established a Non-Management Stock Option Committee, the members of which are Randal W. Scott and Kimberly J. Popovits. The Committee has been delegated the authority to grant options to new employees, other than to any member of our board of directors, individuals designated by our board directors as “Section 16 officers,” and employees who hold the title of Vice President of above. This Committee may not make any awards or grants to any new employee that total more than 50,000 shares of common stock.

Nominating and Corporate Governance Committee

Number of Members:	4

Current Members:	Julian C. Baker (Chair) Brook H. Byers Samuel D. Colella Woodrow A. Myers, Jr., M.D.

Number of Meetings in 2008:	3

Functions:	The Nominating and Corporate Governance Committee’s primary functions are to identify qualified individuals to become members of the board of directors, determine the composition of the board and its committees, and monitor a process to assess board effectiveness. Other specific duties and responsibilities of the Nominating and Corporate Governance Committee are to recommend nominees to fill vacancies on the board of directors, review and make recommendations to the board of directors with respect to candidates for director proposed by stockholders, and review on an annual basis the functioning and effectiveness of the board and its committees.

Director Nominations

The board of directors nominates directors for election at each annual meeting of stockholders and elects new directors to fill vacancies when they arise. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the board of directors for nomination or election.

The board of directors has as an objective that its membership be composed of experienced and dedicated individuals with diversity of backgrounds, perspectives and skills. The Nominating and Corporate Governance Committee will select candidates for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all stockholders. The Nominating and Corporate Governance Committee believes that nominees for director should have experience, such as experience in management or accounting and finance, or industry and technology knowledge, that may be useful to Genomic Health and the board of directors, high personal and professional ethics, and the willingness and ability to devote sufficient time to carry out effectively their duties as directors. The Nominating and Corporate Governance Committee believes it appropriate for at least one, and, preferably, multiple, members of the board of directors to meet the criteria for an “audit committee financial expert” as defined by rules of the SEC, and for a majority of the members of the board of directors to meet the definition of “independent director” under the rules of The NASDAQ Stock Market. The Nominating and Corporate Governance Committee also believes it appropriate for key members of our management to participate as members of the board of directors.

Prior to each annual meeting of stockholders, the Nominating and Corporate Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the board of directors with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate the director, or a vacancy is created on the board of directors as a result of a resignation, an increase in the size of the board or other event, the Committee will consider various candidates for board membership, including those suggested by the Committee members, by other board of directors members, by any executive search firm engaged by the Committee or by stockholders. The Committee recommended all of the nominees for election included in this Proxy Statement.

A stockholder who wishes to suggest a prospective nominee for the board of directors should notify Genomic Health’s Secretary or any member of the Committee in writing with any supporting material the stockholder considers appropriate.

In addition, our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the board of directors at our annual meeting of stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to Genomic Health’s Secretary and otherwise comply with the provisions of our Bylaws. To be timely, our Bylaws provide that we must have received the stockholder’s notice not less than 90 days nor more than 120 days prior to the first anniversary date of the preceding year’s annual meeting; however, if we have not held an annual meeting in the previous year or the date of the annual meeting is called for a date that is more than 30 days before or more than 60 days after the first anniversary date of the preceding year’s annual meeting, we must have received the stockholder’s notice not later than the close of business on the later of the 90th day prior to the date of the scheduled annual meeting or the 7th day following the earlier of the day on which notice of the annual meeting date was mailed or the day of the first public announcement of the annual meeting date. An adjournment or postponement of an annual meeting will not commence a new time period or extend any time period for the giving of the stockholder’s notice described above. Information required by the Bylaws to be in the notice includes the name and contact information for the candidate and the person making the nomination, and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that Section.

Stockholder nominations must be made in accordance with the procedures outlined in, and include the information required by, our Bylaws and must be addressed to: Secretary, Genomic Health, Inc., 301 Penobscot Drive, Redwood City, California 94063. You can obtain a copy of our Bylaws by writing to the Secretary at this address.

Stockholder Communications with the Board of Directors

If you wish to communicate with the board of directors, you may send your communication in writing to: Secretary, Genomic Health, Inc., 301 Penobscot Drive, Redwood City, California 94063. You must include your name and address in the written communication and indicate whether you are a stockholder of Genomic Health. The Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the appropriate director or directors or committee of the board of directors based on the subject matter.

Certain Relationships and Related Transactions

It is our policy that all employees, officers and directors must avoid any activity that is or has the appearance of conflicting with the interests of the Company. This policy is included in our Code of Business Conduct. We conduct a review of all related party transactions for potential conflict of interest situations on an ongoing basis and all such transactions relating to executive officers and directors must be approved by the independent and disinterested members of our board of directors or an independent and disinterested committee of the board.

Director Compensation

The following table sets forth cash amounts and the value of other compensation paid to our outside directors for their service in 2008:

	Fees Earned or Paid	Option Awards
Name	in Cash ($)	($)(3)(4)	Total ($)

Julian C. Baker	20,000	88,100	108,100
Brook H. Byers	20,000	88,100	108,100
Fred E. Cohen, M.D., D.Phil.	20,000	88,100	108,100
Samuel D. Colella	20,000	88,100	108,100
Michael D. Goldberg(1)	10,000	38,400	48,400
Ginger L. Graham(2)	—	2,800	2,800
Randall S. Livingston	30,000	106,200	136,200
Woodrow A. Myers, Jr., M.D.	20,000	115,700	135,700

(1)	Mr. Goldberg resigned from our board of directors on May 21, 2008.

(2)	Ms. Graham joined our board of directors on December 4, 2008.

(3)	Represents the compensation expense related to outstanding options that we recognized for the year ended December 31, 2008 under Statement of Financial Accounting Standards No. 123 (revised 2004), or SFAS 123R, excluding any estimates for forfeitures, rather than amounts paid to or realized by the named individual and includes expenses we recognized in 2008 for option grants in prior periods. Compensation expense is determined by computing the fair value of each option on the grant date in accordance with SFAS 123R and recognizing that amount as expense ratably over the option vesting term. See Note 10 of Notes to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended December 31, 2008 for the assumptions made in determining SFAS 123R values. The SFAS 123R value of an option as of the grant date is spread over the number of months in which the option is subject to vesting and includes ratable amounts expensed for option grants in prior years. There can be no assurance that options will be exercised (in which case no value will be realized by the individual) or that the value on exercise will approximate the compensation expense we recognized. In 2008, Messrs. Baker, Byers, Colella and Livingston and Drs. Cohen and Myers each received an option to purchase 8,250 shares of our common stock with a grant date fair value of $85,400, and Ms. Graham received an option to purchase 16,500 shares of our common stock with a grant date fair value of $150,200.

(4)	The following table sets forth the aggregate number of shares of common stock underlying option awards outstanding at December 31, 2008:

Name	Number of Shares(1)

Julian C. Baker	24,750
Brook H. Byers	24,750
Fred E. Cohen, M.D., D.Phil.	24,750
Samuel D. Colella	24,750
Ginger L. Graham	16,500
Randall S. Livingston	42,087
Woodrow A. Myers, Jr., M.D.	33,000

(1)	Options with respect to an aggregate of 173,250 shares automatically accelerate upon a change of control.

Directors who are our employees do not receive any fees for their service on our board of directors. During 2008, Dr. Scott and Ms. Popovits were our only employee directors.

Our outside directors receive an annual retainer of $20,000 and Mr. Livingston, as chairman of our Audit Committee, receives an annual retainer of $30,000. We also reimburse our non-employee directors for reasonable expenses in connection with attendance at board of director and committee meetings.

In addition to cash compensation for services as a member of the board, non-employee directors also are eligible to receive nondiscretionary, automatic grants of stock options under our 2005 Stock Incentive Plan. An outside director who joins our board is automatically granted an initial option to purchase 16,500 shares upon first becoming a member of our board of directors. The initial option vests and becomes exercisable over four years, with the first 25% of the shares subject to the initial option vesting on the first anniversary of the date of grant and the remainder vesting monthly thereafter. On the first business day following each regularly scheduled annual meeting of stockholders, each outside director is automatically granted a nonstatutory option to purchase 8,250 shares of our common stock, provided the director has served on our board of directors for at least six months. These options vest and become exercisable on the first anniversary of the date of grant or immediately prior to our next annual meeting of stockholders, if earlier. The options granted to outside directors under our 2005 Stock Incentive Plan have a per share exercise price equal to 100% of the fair market value of the underlying shares on the date of grant, a term of 10 years, and become fully vested in the event of a change in control.

Executive Compensation

Compensation Discussion and Analysis

Our Compensation Philosophy and Objectives

We believe that compensation of our executive officers should:

•	encourage creation of stockholder value and achievement of strategic corporate objectives;

•	attract and retain qualified, skilled and dedicated executives on a long-term basis;

•	reward past performance and provide incentives for future performance; and

•	provide fair compensation consistent with our internal compensation programs.

Our philosophy is to align the interests of our stockholders and management by integrating compensation with our annual and long-term corporate and financial objectives, including through equity ownership by management. In order to attract and retain qualified personnel, we strive to offer a total compensation package competitive with companies in the life sciences industry, taking into account relative company size, performance and geographic location as well as individual responsibilities and performance. Our compensation philosophy with respect to our executive officers has and continues to focus more on the use of equity-based compensation rather than cash-based compensation.

Implementing Our Objectives

The Compensation Committee of our board of directors administers and interprets our executive compensation and benefits policies, including our stock option plan, and reviews and makes recommendations to the independent members of the board of directors with respect to major compensation plans, policies and programs. For 2008, the Compensation Committee evaluated the performance of Randal W. Scott, our Chief Executive Officer, or CEO, in 2008, and made recommendations to the independent members of the board regarding the CEO’s compensation in light of the goals and objectives of our compensation program. Dr. Scott and the Compensation Committee together assessed the performance of our other executive officers, based on initial recommendations from Dr. Scott. The Committee’s recommendations were then submitted to the independent members of the board for their consideration and approval.

The Compensation Committee and the independent members of the board have a broad range of experience relating to executive compensation matters for similarly situated companies. In setting the level of cash and equity compensation for our executive officers, the Compensation Committee and the independent members of our board consider various factors, including the performance of the Company and the individual executive during the year, the uniqueness and relative importance of the executive’s skill set to the Company, the executive’s historical cash and equity compensation levels, the executive’s expected future contributions to the Company, the percentage of vested versus unvested options held by the executive, the level of the executive’s stock ownership and the Company’s compensation philosophy for all employees.

Market Reference Data.  While the Compensation Committee did not use market benchmarks to determine its recommendations for executive compensation for 2008, the Committee reviewed market reference data to evaluate the competitiveness of our executive officers’ compensation and to determine whether the total compensation paid to each of our named executive officers was reasonable in the aggregate. However, the Compensation Committee did not limit its decision to or target any particular range or level of total compensation paid to executive officers at these companies. In connection with its analysis, the Committee reviewed information prepared by Compensia Inc., a compensation consultant, comparing our executive compensation with data from the Radford Biotechnology Executive Compensation Survey with respect to companies in the San Francisco Bay Area with revenues between $50 million and $200 million and between 150 and 499 employees and a peer group comprised of the following 13 biotechnology and diagnostic companies:

Abaxis	Human Genome Sciences	Myriad Genetics
Cepheid	Incyte Corporation	Third Wave Technologies
Decode Genetics	Lexicon Pharmaceuticals	ZymoGenetics
Exelixis	Maxygen
Gen-Probe Incorporated	Monogram Biosciences

The analysis indicated that 2008 base salary for our executive officers other than the CEO approximated the 50th percentile, while base salary for our CEO was well below the 25th percentile. The analysis also indicated that target total cash compensation (salary plus potential bonus) for our executive officers other than our CEO approximated the 25th percentile, and that target total cash compensation for our CEO was well below the 25th percentile. According to the analysis, total direct compensation approximated the 45th percentile for all executive officers other than our CEO, and total direct compensation for our CEO was well below the 25th percentile. Total direct compensation for our executives equaled target total cash compensation plus the Black-Scholes value of options awarded in December 2007.

Equity Grant Practices.  The Compensation Committee administers our stock option plan for executive officers, employees, consultants and outside directors, under which it grants options to purchase our common stock with an exercise price equal to the fair market value of a share of our common stock on the date of grant, which is the closing price on the date of grant. We do not coordinate the timing of equity award grants with the release of financial results or other material announcements by the Company; our annual equity grants are made at regularly scheduled board and Compensation Committee meetings.

Each executive officer is initially granted an option when he or she begins working for us. The amount of the grant is based on his or her position with us, relevant prior experience and market conditions. These initial grants generally vest over four years and no shares vest before the one-year anniversary of the option grant. We spread the vesting of our options over four years to compensate executives for their contribution over a period of time and to provide an incentive to focus on our longer term goals.

In the future, the Compensation Committee and independent members of our board of directors may consider awarding additional or alternative forms of equity incentives, such as grants of restricted stock, restricted stock units and other performance-based awards.

Miscellaneous.  We do not enter into employment or severance contracts with our executive officers as we do not believe these types of arrangements facilitate our compensation goals and objectives. We do not have a stock ownership or stock retention policy that requires executive officers to own stock in Genomic Health or retain options they exercise. We do not have an employee stock purchase plan. In 2008, we made up to a $1,000 matching 401(k) plan contribution for all eligible employee and executive officers, and we expect to make the same matching contribution in 2009.

Tax Deductibility of Compensation.  We generally intend to qualify executive compensation for deductibility without limitation under section 162(m) of the Internal Revenue Code of 1986, as amended. Section 162(m) places a limit of $1,000,000 on the amount of compensation we may deduct in any one year with respect to our executive officers other than our Chief Financial Officer. None of the non-exempt compensation we paid to any of our executive officers for 2008 as calculated for purposes of section 162(m) exceeded the $1,000,000 limit.

Elements of Executive Compensation

Our compensation structure for executive officers consists of a combination of base salary, bonus and equity-based compensation. Because of our egalitarian culture, we do not have programs providing for personal benefit perquisites to officers. The Compensation Committee makes recommendations with respect to executive officer compensation, to be approved by the independent members of the board of directors.

Base Salary.  The Compensation Committee reviews base salaries for executive officers on an annual basis, adjusting salaries based on individual and Company performance. In December 2007, the Committee recommended and the independent members of the board of directors approved increases in base salaries for 2008 for the named executive officers except for Dr. Scott ranging from 10% to 15.5%. Pursuant to his request, Dr. Scott’s salary was not increased for 2008. In January 2009, based on the recommendation of the Committee, the independent members of the board of directors approved salary increases for our named executive officers except for Dr. Scott ranging from 7.0% to 10.5%. Dr. Scott’s salary was increased by 3.6%. For both years, the increases were established after considering job performance and responsibilities, internal pay alignment and marketplace competitiveness, among other things. In the case of Ms. Popovits and Mr. Cole, increases in base salary for 2009 also reflected the additional management responsibilities resulting from the appointment in January 2009 of Ms. Popovits as our President and Chief Executive Officer and Mr. Cole as our Chief Operating Officer and Chief Financial Officer.

Annual Bonus.  We have a bonus pool for our employees that is tied to corporate and operational goals. Prior to 2007, we had not paid cash bonuses to our executive officers. Since 2007, our executive officers have been eligible to participate in our cash bonus program. For 2008, the eligible bonus pool for all employees was 10% of the Company’s total salary base, but there were no preset limitations on minimum or maximum bonus amounts for any employee. While bonuses for non-executive employees were based in part on achievement of corporate goals established by our executive officers and board of directors, bonuses for executive officers were determined by the Compensation Committee and independent members of our board of directors at the time of their annual compensation review based on their assessment of corporate and individual achievements. For 2008, the Committee determined to award bonuses to our executive officers that approximated 9.3% of annual base salaries, primarily because the corporate objectives for purposes of determining the 2008 bonus pool for non-executive employees were achieved at the 93% level. In addition, the Committee believed the executive team should be treated equally because corporate accomplishments were judged largely based on team performance and performance within their respective domains was relatively level among executive team members. The corporate bonus objectives for the non-executive employees were approved by the Committee and the board of directors for the first half and second half of the year, and included objectives related to driving top line revenue for the year, progress toward becoming break-even, success in adoption of our tests, regulatory related matters, organizational excellence, and pipeline development. Numerical levels and other specific corporate bonus objectives are not disclosed because we consider the information to be confidential and believe it would be competitively harmful if disclosed. In addition, bonus amounts paid constituted a small percentage of each executive officer’s total cash compensation.

For 2009, the eligible bonus pool for all employees will be 10% of the Company’s total salary base, with no preset limitations on minimum or maximum bonus amounts for any employee as in prior years. The eligible bonus pool for employees with titles of director and above, including our executive officers, will be subject to increase by 5% of the total salary base for those employees should the Company meet certain financial objectives and objectives with respect to commercialization of a colon cancer test. As with prior years, bonuses for executive officers will be determined by the Compensation Committee and independent members of our board of directors at the time of their annual compensation review based on their assessment of corporate and individual achievements.

Equity-Based Compensation.  We believe that providing executive officers who have responsibility for our management and growth with an opportunity to increase their stock ownership aligns the interests of the executive officers with those of our stockholders. Accordingly, the Compensation Committee considers stock option grants to be an important aspect in compensating and providing incentives to management. The Compensation Committee sets annual grants as part of its and the independent members of the board’s annual compensation review process. The Compensation Committee determined the number of shares underlying each stock option grant based upon the executive officer’s and the Company’s performance, the executive officer’s role and responsibilities, the executive officer’s base salary, comparison with comparable awards to individuals in similar positions in our industry using the survey data described above and previously determined stock grant guidelines for all employees.

In keeping with the objective of weighting compensation more toward equity-based compensation while considering the increase in our stock price, in December 2007, the Compensation Committee granted each named executive officer an option to purchase 30,000 shares of common stock. Option grants to executive officers in December 2008 ranged from 40,000 to 60,000 shares and were intended to reflect the above factors as well as increased responsibilities associated with the management changes in 2009.

Other Compensation.  All of our full-time employees, including our executive officers, may participate in our health programs, such as medical, dental and vision care coverage, and our 401(k) and life and disability insurance programs.

Compensation Committee Report

The following report of the Compensation Committee shall not be deemed to be “soliciting material” or “filed” with the SEC or to be incorporated by reference into any other filing by Genomic Health under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under those Acts.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with Genomic Health’s management. Based on its review and those discussions, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in our 2008 Annual Report on Form 10-K and in this Proxy Statement.

Compensation Committee

Brook H. Byers
Julian C. Baker
Woodrow A. Myers, Jr., M.D.

Named Executive Officers

The tables that follow provide compensation information for our named executive officers, including Randal W. Scott, Chief Executive Officer, G. Bradley Cole, Chief Financial Officer, and our three most highly compensated executive officers who were serving as executive officers at the end of 2008, which were Kimberly J. Popovits, Steven Shak and Joffre B. Baker. In January 2009, Dr. Scott was named Executive Chairman of the Board, Ms. Popovits was named President and Chief Executive Officer and Mr. Cole was named Chief Operating Officer, Chief Financial Officer and Secretary.

2008 Summary Compensation Table

				Non-Equity
			Option	Incentive Plan
		Salary	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)(1)	($)	($)

Randal W. Scott, Ph.D.	2008	280,000	391,800	26,000	697,800
Chief Executive Officer and	2007	280,000	289,800	25,000	594,800
Chairman of the Board	2006	252,500	181,200	—	433,700
G. Bradley Cole	2008	330,000	401,000	30,700	761,700
Chief Financial Officer,	2007	286,000	361,050	25,000	672,050
Executive Vice President,	2006	262,000	252,900	—	514,900
Operations and Secretary
Kimberly J. Popovits	2008	380,000	388,100	35,350	803,450
President and Chief Operating Officer	2007	340,000	282,750	25,000	647,750
	2006	303,000	206,700	—	509,700
Steven Shak, M.D.	2008	350,000	395,550	32,550	778,100
Chief Medical Officer	2007	315,000	293,500	25,000	633,500
	2006	288,000	187,400	—	475,400
Joffre B. Baker, Ph.D.	2008	341,000	395,550	31,700	768,250
Chief Scientific Officer	2007	310,000	293,500	25,000	628,500
	2006	288,000	187,400	—	475,400

(1)	Represents the compensation expense related to outstanding options we recognized for the year ended December 31, 2008, 2007 and 2006, respectively, under SFAS 123R, rather than amounts paid to or realized by the named individual, and includes expense we recognized in 2008, 2007 and 2006 for option grants in prior periods. Compensation expense is determined by computing the fair value of each option on the grant date in accordance with SFAS 123R and recognizing that amount as expense ratably over the option vesting term. See Note 10 of Notes to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended December 31, 2008 for the assumptions made in determining SFAS 123R values. The SFAS 123R value of an option as of the grant date is spread over the number of months in which the option is subject to vesting and includes ratable amounts expensed for option grants in prior years. There can be no assurance that options will be exercised (in which case no value will be realized by the individual) or that the value on exercise will approximate the compensation expense we recognized.

Grants of Plan-Based Awards

The following table sets forth information on grants of options to purchase shares of our common stock in 2008 to our named executive officers:

		All Other Option
		Awards: Number	Exercise or Base	Grant Date Fair
		of Securities	Price	Value of Option
		Underlying Options	of Option Awards	Awards
Name	Grant Date	(#)	($/Sh)	($)

Randal W. Scott, Ph.D.	12/04/08	40,000	17.33	374,800
G. Bradley Cole	12/04/08	50,000	17.33	468,500
Kimberly J. Popovits	12/04/08	60,000	17.33	562,200
Steven Shak, M.D.	12/04/08	40,000	17.33	374,800
Joffre B. Baker, Ph.D.	12/04/08	40,000	17.33	374,800

Outstanding Equity Awards at Fiscal Year-End

	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option
	Options	Options	Exercise	Option
	(#)	(#)	Price	Expiration
Name	Exercisable	Unexercisable(1)	($)(2)	Date

Randal W. Scott, Ph.D.	37,500	12,500	10.33	12/01/10
	20,833	19,167	18.89	11/30/16
	7,500	22,500	23.31	12/06/17
	—	40,000	17.33	12/04/18
G. Bradley Cole	136,033	—	1.33	07/06/14
	17,337	—	2.88	12/02/14
	37,500	12,500	9.39	12/01/15
	20,833	19,167	18.89	11/30/16
	7,500	22,500	23.31	12/06/17
	—	50,000	17.33	12/04/18
Kimberly J. Popovits	69,348	—	2.88	12/02/14
	37,500	12,500	9.39	12/01/15
	20,833	19,167	18.89	11/30/16
	7,500	22,500	23.31	12/06/17
	—	60,000	17.33	12/04/18
Steven Shak, M.D.	69,348	—	2.88	12/02/14
	37,500	12,500	9.39	12/01/15
	20,833	19,167	18.89	11/30/16
	7,500	22,500	23.31	12/06/17
	—	40,000	17.33	12/04/18
Joffre B. Baker, Ph.D.	69,348	—	2.88	12/02/14
	37,500	12,500	9.39	12/01/15
	20,833	19,167	18.89	11/30/16
	7,500	22,500	23.31	12/06/17
	—	40,000	17.33	12/04/18

(1)	Options vest over a four year period, becoming exercisable as to 25% of the shares on the first anniversary of the grant date with the remaining shares vesting monthly thereafter over the following 36 months.

(2)	Except for the grant to Dr. Scott at $10.33 per share, the option exercise price is equal to the fair market value of our common stock on the date of grant. The specified option grant to Dr. Scott was equal to 110% of the fair market value of our common stock on the date of grant because he owned more than 10% of our outstanding common stock at the time the specified grant was made.

Other than the grant to Dr. Scott noted in footnote (2) above that has a term of five years, all of the options have a term of ten years, subject to earlier termination in specified events related to termination of employment.

Option Exercises

Option Awards
Number of Shares
	Acquired on	Value Realized on
	Exercise	Exercise
Name	(#)	($)(1)

Randal W. Scott, Ph.D.	69,348	1,092,200
G. Bradley Cole	20,000	406,200
Kimberly J. Popovits	—	—
Steven Shak, M.D.	—	—
Joffre B. Baker, Ph.D.	—	—

(1)	Value realized is based on the fair market value of our common stock on the date of exercise minus the exercise price and does not necessarily reflect proceeds actually received by the individual.

Equity Compensation Plan Information

The following table gives information about our common stock that may be issued upon the exercise of options and rights under all of our existing equity compensation plans as of December 31, 2008, including the 2005 Stock Incentive Plan, or 2005 Plan, and the 2001 Stock Incentive Plan, or 2001 Plan.

Number of Securities
Remaining
	Number of		Available for Future
	Securities to be	Weighted-Average	Issuance
	Issued Upon Exercise	Exercise Price of	Under Equity Compensation
	of Outstanding Options,	Outstanding Options,	Plans (Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column(a)
	(a)	(b)	(c)

Equity compensation plans approved by security holders	4,665,037	$17.51	1,055,472	(1)
Equity compensation plans not approved by security holders	—	—	—

Total	4,665,037	$17.51	1,055,472

(1)	Includes 1,055,472 shares available for issuance under the 2005 Plan. The 2001 Plan was terminated upon completion of our initial public offering in October 2005. No shares of common stock are available under the 2001 Plan other than to satisfy exercises of stock options granted under the 2001 Plan prior to its termination.

Security Ownership of
Certain Beneficial Owners and Management

The following table sets forth certain information as of April 17, 2009 as to shares of our common stock beneficially owned by: (1) each person who is known by us to own beneficially more than 5% of our common stock, (2) each of our named executive officers listed in the summary compensation table, (3) each of our directors and (4) all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days after April 17, 2009, the record date for the Annual Meeting. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

		Percentage of
		Common
	Number of Shares	Stock
	of Common Stock	Beneficially
Name and Address of Beneficial Owner(1)	Beneficially Owned	Owned

5% Stockholders:
Entities Affiliated with Baker Brothers Advisors(2)	5,374,284	18.8%
Entities Affiliated with Versant Ventures(3)	2,391,372	8.4%
Entities Affiliated with Tarrant Capital Advisors, Inc.(4)	1,910,273	6.7%
Entities Affiliated with AXA Financial, Inc.(5)	1,751,654	6.1%
Entities Affiliated with Kleiner Perkins Caufield & Byers(6)	1,665,160	5.8%
Directors and Named Executive Officers:
Julian C. Baker(2)(7)	5,399,034	18.9%
Brook H. Byers(6)(7)	1,706,492	6.0%
Fred E. Cohen, M.D., D.Phil.(4)(8)	79,370	*
Samuel D. Colella(3)(7)	2,391,372	8.4%
Ginger L. Graham	—	*
Randall S. Livingston(9)	48,236	*
Woodrow A. Myers, Jr., M.D.(10)	41,562	*
Joffre B. Baker, Ph.D.(11)	443,583	1.5%
G. Bradley Cole(12)	232,368	*
Kimberly J. Popovits(13)	528,820	1.8%
Randal W. Scott, Ph.D.(14)	2,056,142	7.2%
Steven Shak, M.D.(15)	562,624	2.0%
All directors and executive officers as a group (12 persons)(16)	13,489,603	45.8%

*	Represents beneficial ownership of less than 1%.

(1)	Unless otherwise stated, the address of each beneficial owner listed on the table is c/o Genomic Health, Inc., 301 Penobscot Drive, Redwood City, California 94063.

(2)	According to Amendment No. 3 to Schedule 13D filed jointly on June 10, 2008 by Julian C. Baker and Felix J. Baker, Julian C. Baker and Felix J. Baker share voting and dispositive power with respect to 5,374,284 shares of the Company’s common stock, including 173,897 shares owned by Baker Bros. Investments, L.P., 193,759 shares owned by Baker/Tisch Investments, L.P., 20,095 shares owned by Baker Bros. Investments

II, L.P., 1,226,119 shares owned by Baker Biotech Fund I, L.P., 3,492,192 shares owned by Baker Brothers Life Sciences, L.P., 94,325 shares owned by 14159, L.P., each, a limited partnership, and 173,897 shares owned by FBB Associates, a general partnership of which Julian C. Baker and Felix J. Baker are the sole partners. In addition, as of the date of the filing, Julian C. Baker had shared voting and dispositive power with respect to an option to purchase 24,750 shares of the Company’s common stock. The principal address for entities affiliated with Baker Brothers Advisors is 677 Madison Avenue, New York, New York 10065. Mr. Baker disclaims beneficial ownership of the shares held by these entities except to the extent of his pecuniary interest therein.

(3)	According to Amendment No. 1 to Schedule 13G filed jointly on March 2, 2009 by Versant Venture Capital I, L.P., Versant Side Fund I, L.P., Versant Affiliates Fund I-A, L.P., Versant Affiliates Fund I-B, L.P., Versant Ventures I, LLC, Brian G. Atwood, Samuel D. Colella, Ross A. Jaffe, William J. Link, Donald B. Milder, Barbara N. Lubash and Rebecca B. Robertson (together, the “Versant Entities”), Versant Venture Capital I, L.P. has shared power to vote and dispose of or direct the disposition of 2,192,150 shares, Versant Side Fund I. L.P. has shared power to vote and dispose of or direct the disposition of 42,994 shares, Versant Affiliates Fund I-A, L.P. has shared power to vote and dispose of or direct the disposition of 42,412 shares, and Versant Affiliates Fund I-B, L.P. has shared power to vote and dispose of or direct the disposition of 89,066 shares. In addition, as of the date of the filing, Mr. Colella had shared voting and dispositive power with respect to an option to purchase 24,750 shares of common stock held by Mr. Colella for the benefit of Versant Ventures I, LLC. Versant Ventures I, LLC is the general partner of Versant Venture Capital I, L.P., Versant Side Fund I, L.P., Versant Affiliates Fund I-A, L.P. and Versant Affiliates Fund I-B, L.P (the “Funds”). Brian G. Atwood, Samuel D. Colella, Ross A. Jaffe, William J. Link, Donald B. Milder, Barbara N. Lubash and Rebecca B. Robertson, as the Managing Directors of Versant Ventures I, LLC, have shared power to vote and dispose of or direct the disposition of 2,391,372 shares of our common stock. The principal address for the Versant Entities is 3000 Sand Hill Road, #4-210, Menlo Park, California 94025. Mr. Colella, as a managing director of Versant Ventures I, LLC, is deemed to have shared voting and investment power with respect to the shares held by the Funds. Mr. Colella disclaims beneficial ownership of the shares held by the Funds, except to the extent of his pecuniary interest therein.

(4)	According to information provided by Tarrant Capital Advisors, Inc. (“Tarrant”), Tarrant is the beneficial owner of and has the sole power to vote and dispose of or direct the disposition of the shares reported opposite its name in the table above; such shares are held directly by TPG Ventures, L.P. (“TPG Ventures”) and TPG Biotechnology Partners, L.P. (“TPG Biotech” and, together with TPG Ventures, the “TPG Funds”). Tarrant is the sole shareholder of Tarrant Advisors, Inc., which is the general partner of TPG Ventures Professional, L.P., which is the general partner of TPG Ventures Partners, L.P., which is the managing member of TPG Ventures Holdings, L.L.C. (“TPG Ventures Holdings”), which is the sole member of each of TPG Ventures Advisors, LLC (“TPG Ventures Advisors”) and TPG Biotech Advisors, L.L.C. (“TPG Biotech Advisors”). TPG Ventures Advisors is the general partner of TPG Ventures GenPar, L.P., which is the general partner of TPG Ventures. TPG Biotech Advisors is the general partner of TPG Biotechnology GenPar, L.P., which is the general partner of TPG Biotech. The principal address for the TPG Funds is 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102. David Bonderman and James G. Coulter are officers, directors and sole shareholders of Tarrant and therefore may be deemed to beneficially own these shares. Dr. Cohen, who is also one of our directors, is a partner at TPG. Dr. Cohen disclaims beneficial ownership of the shares held by the TPG Funds.

(5)	According to a Schedule 13G filed jointly on February 13, 2009 by AXA Financial, Inc., AXA, AXA Assurances I.A.R.D. Mutuelle and AXA Assurances Vie Mutuelle, AllianceBernstein L.P., an investment advisor and subsidiary of AXA Financial Inc., has sole power to vote 1,324,430 shares and sole power to dispose of or direct the disposition of 1,438,220 shares that are beneficially owned by unaffiliated third-party client accounts managed by AllianceBernstein L.P., AXA Equitable Life Insurance Company, a subsidiary of AXA Financial, Inc., has sole power to vote and to dispose of or direct the disposition of 191,120 shares, and AXA Framlington, a subsidiary of AXA, has sole power to vote and to dispose of or direct the disposition of 122,314 shares. The principal address for AXA Financial, Inc. is 1290 Avenue of the Americas, New York, New York 10104. The principal address for AXA is 25, avenue Matignon, 75008 Paris, France. The principal address for AXA Assurances I.A.R.D. Mutuelle and AXA Assurances Vie Mutuelle AXA is 26, rue Drouot, 75009 Paris, France.

(6)	According to a Schedule 13G filed jointly on February 14, 2006 by Kleiner Perkins Caufield & Byers X-A, L.P., Kleiner Perkins Caufield & Byers X-B, L.P. and KPCB X Associates, L.P. 1,619,483 shares are beneficially owned by Kleiner Perkins Caufield & Byers X-A, L.P. and 45,677 shares are beneficially owned by Kleiner Perkins Caufield & Byers X-B, L.P. KPCB X Associates, L.P. is the general partner of Kleiner Perkins Caufield & Byers X-A, L.P. and Kleiner Perkins Caufield & Byers X-B, L.P. and has shared power to vote and dispose of or direct the disposition of the shares of stock held by Kleiner Perkins Caufield & Byers X-A, L.P. and Kleiner Perkins Caufield & Byers X-B, L.P. The principal address for the Kleiner Perkins Caufield & Byers affiliated entities is 2750 Sand Hill Road, Menlo Park, California 94025. Mr. Byers, who is also one of our directors, is a managing member of the general partner and, as such, has shared voting and investment authority over these shares. Mr. Byers disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(7)	Includes options to purchase 24,750 shares of common stock that are exercisable within 60 days of April 17, 2009.

(8)	Includes options to purchase 24,750 shares of common stock that are exercisable within 60 days of April 17, 2009 and 6,068 shares held in a family trust, of which Dr. Cohen is a trustee.

(9)	Includes options to purchase 42,087 shares of common stock that are exercisable within 60 days of April 17, 2009.

(10)	Includes options to purchase 29,562 shares of common stock that are exercisable within 60 days of April 17, 2009.

(11)	Includes options to purchase 149,346 shares of common stock that are exercisable within 60 days of April 17, 2009. Also includes 36,113 shares held by the Baker Charitable Remainder Trust and 66,343 shares held by the Joffre and Diana J. Baker 1998 Trust. Dr. Baker and his wife are trustees and beneficiaries of both trusts.

(12)	Includes options to purchase 228,368 shares of common stock that are exercisable within 60 days of April 17, 2009. Also includes 1,000 shares held by Mr. Cole’s daughter.

(13)	Includes options to purchase 149,346 shares of common stock that are exercisable within 60 days of April 17, 2009. Also includes 8,670 shares held by Ms. Popovits’ son.

(14)	Includes options to purchase 79,999 shares of common stock that are exercisable within 60 days of April 17, 2009. Also includes 5,199 shares held for the benefit of Dr. Scott’s children, of which Dr. Scott’s sister is trustee.

(15)	Includes options to purchase 149,346 shares of common stock that are exercisable within 60 days of April 17, 2009.

(16)	Includes options to purchase 927,054 shares of common stock that are exercisable within 60 days of April 17, 2009.

Report of the Audit Committee

The Audit Committee operates under a written charter adopted by the board of directors. A link to the Audit Committee Charter is available on our website at www.genomichealth.com. All members of the Audit Committee meet the independence standards established by The NASDAQ Stock Market.

The Audit Committee assists the board of directors in fulfilling its responsibility to oversee management’s implementation of Genomic Health’s financial reporting process. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assess or determine the effectiveness of the Company’s internal control over financial reporting. Management is responsible for the financial statements and the reporting process, including the system of internal control over financial reporting and disclosure controls. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States and of the effectiveness of the Company’s internal control over financial reporting.

In discharging its oversight role, the Audit Committee reviewed and discussed the audited financial statements contained in the Annual Report on Form 10-K with Genomic Health’s management and the independent registered public accounting firm.

The Audit Committee has discussed issues deemed significant by the independent registered public accounting firm, including those required by AICPA Professional Standards, Vol. 1, AU section 380, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm such firm’s independence.

The Audit Committee has discussed with Genomic Health’s independent registered public accounting firm, with and without management present, their evaluations of Genomic Health’s internal control over financial reporting and the overall quality of Genomic Health’s financial reporting.

In reliance on the reviews and discussion with management and the independent registered public accounting firm referred to above, the Audit Committee recommended to the board of directors, and the board approved, the inclusion of the audited financial statements in Genomic Health’s Annual Report on Form 10-K for the year ended December 31, 2008, for filing with the SEC. The Audit Committee has appointed Ernst & Young LLP to serve as Genomic Health’s independent registered public accounting firm for the 2009 fiscal year.

Audit Committee

Randall S. Livingston
Fred E. Cohen, M.D., D.Phil.
Samuel D. Colella

Proposal 2

Approval of the Amended and Restated Genomic Health, Inc. 2005 Stock Incentive Plan

In January 2009, the board of directors amended and restated our 2005 Stock Incentive Plan, subject to the approval of our stockholders at the Annual Meeting. The following summary of the principal features of the Plan is qualified by reference to the terms of the Plan, a copy of which is available without charge upon stockholder request to Secretary, Genomic Health, Inc., 301 Penobscot Drive, Redwood City, California 94063. The Plan has also been filed electronically with the Securities and Exchange Commission together with this Proxy Statement, and can be accessed on the SEC’s web site at http://www.sec.gov.

Description of Amendments

The amended and restated Plan approved by the board of directors and submitted for stockholder approval includes a provision that would increase the number of shares of our common stock reserved for issuance under the Plan from 5,000,000 to 8,980,000. The amended and restated Plan also extends the term under which awards may be granted under the Plan until January 27, 2019. In addition, the introductory paragraph of Section 11(a) of the Plan was revised to provide that adjustments in the number of shares available for issuance under the Plan in the event of stock splits, dividends or other changes shall be as appropriate and equitable.

We are also asking our stockholders to approve the material terms of the Plan to preserve corporate income tax deductions that may otherwise be disallowed pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Section 162(m) limits a corporation’s income tax deduction for compensation paid to certain executive officers who are “covered employees” within the meaning of Section 162(m) to $1,000,000 per person per year unless the compensation qualifies as “performance-based compensation.” For a grant under the Plan to qualify as “performance-based compensation,” among other requirements, the Plan must have been approved by our public stockholders. Awards granted under the Plan during a transition period ending on the earlier of the date of a material modification of the Plan or the Annual Meeting are, however, exempt from the deduction disallowance rule of Section 162(m). The availability of the exemption for awards of performance-based compensation therefore depends upon obtaining approval of the Plan by our public stockholders.

If stockholder approval of the amended and restated Plan is not obtained, no additional grants of stock options and no awards of stock appreciation rights, restricted shares or stock units will be made to our executive officers under the Plan following the Annual Meeting.

The Plan

The Plan was adopted prior to, but became effective upon, our initial public offering in September 2005. The purpose of the Plan is to assist management in the recruitment, retention and motivation of employees, outside directors and consultants who are in a position to make material contributions to our long-term success and the creation of stockholder value. The Plan offers a significant incentive to encourage our employees, outside directors and consultants by enabling those individuals to acquire shares of our common stock, thereby increasing their proprietary interest in the growth and success of our Company.

The Plan provides for the direct award or sale of shares of common stock (including restricted stock), the award of stock units and stock appreciation rights, and the grant of both incentive stock options to purchase common stock intended to qualify for preferential tax treatment under Section 422 of the Code and nonstatutory stock options to purchase common stock that do not qualify for such treatment under the Code. All employees (including officers) and directors of the Company or any subsidiary and any consultant who performs services for the Company or a subsidiary are eligible to purchase shares of common stock and to receive awards of shares or grants of nonstatutory stock options. Only employees are eligible to receive grants of incentive stock options, stock units or stock appreciation rights.

As of December 31, 2008, 387 officers and employees and seven non-employee directors were eligible to be considered to purchase shares of common stock and to receive awards under the Plan. As of December 31, 2008, 129,011 shares had been issued upon exercise of options granted under the Plan, options to purchase 3,815,517 shares were outstanding, and 1,055,472 shares remained available for future grant. No restricted stock, stock units or stock appreciation rights have been granted under the Plan.

Administration

The Plan is administered by the Compensation Committee of our board of directors. Subject to the limitations set forth in the Plan, the Compensation Committee has the authority to determine, among other things, to whom awards will be granted, the number of shares subject to awards, the term during which an option or stock appreciation right may be exercised and the rate at which the awards may vest, including any performance criteria to which vesting may be subject. The Compensation Committee also has the authority to determine the consideration and methodology of payment for awards.

The board of directors has created a second committee, the Non-Management Stock Option Committee, which is authorized to make awards and grants under the Plan to new employees, other than to any member of our board of directors, individuals designated by our board of directors as “Section 16 officers,” and employees who hold the title of Vice President or above. This committee may not make any awards or grants to any new employee that total more than 50,000 shares of common stock.

Maximum Shares and Award Limits

Under the Plan, the maximum number of shares of common stock authorized for issuance as awards was initially set at 5,000,000. As amended and restated, 8,980,000 shares will be available for issuance under the Plan. All awards granted since our initial public offering have been granted under the Plan.

No award recipient may be granted incentive stock options that are exercisable for the first time in any calendar year for common stock having a total fair market value (determined as of the option grant) in excess of $100,000. In addition, no one award recipient may receive options, stock appreciation rights, restricted shares or stock units under the Plan in any calendar year that relate to more than 1,650,000 shares.

The exercise price of each option will be set by the Compensation Committee, subject to the following limits. The exercise price of an incentive stock option cannot be less than 100% of the common stock’s fair market value on the date the option is granted, and in the event an award recipient is deemed to be a 10% owner of our Company or one of our subsidiaries, the exercise price of an incentive stock option cannot be less than 110% of the common stock’s fair market value on the date the option is granted. The exercise price of a nonqualified stock option cannot be less than 85% of the common stock’s fair market value on the date the option is granted. On March 31, 2009, the closing price for our common stock on The NASDAQ Global Market was $24.38. The maximum period in which an option may be exercised will be fixed by the Compensation Committee but cannot exceed ten years, and in the event an award recipient is deemed to be a 10% owner of our Company or one of our subsidiaries, the maximum period for an incentive stock option granted to such award recipient cannot exceed five years.

These limitations, and the terms of outstanding awards, shall be adjusted as appropriate and equitable in the event of a stock dividend, stock split, reclassification of stock or similar events. If restricted shares are forfeited, then such shares will become available for awards under the Plan. If stock units, options, or stock appreciation rights are forfeited or terminate for any other reason before being settled or exercised, then the corresponding shares will again become available for awards under the Plan. If stock units are settled or stock appreciation rights are exercised, then only the number of shares, if any, actually issued in settlement of such stock units or stock appreciation rights will reduce the number of available shares and the balance will become available for awards under the Plan.

Stock Options

The terms of any awards of stock options under the Plan will be set forth in a stock option agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms and conditions of such option grants, which need not be identical. Stock options may provide for the accelerated exercisability in the event of the award recipient’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the award recipient’s service. The

Compensation Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price, or in return for the grant of the same or a different number of shares. The option price may be paid in cash or, to the extent that the stock option agreement so provides, by surrendering shares of common stock, in consideration of services rendered to the Company, by delivery of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price, by delivery of an irrevocable direction to a securities broker or lender to pledge shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate exercise price, by delivering a full-recourse promissory note, or in any other form that is consistent with applicable laws, regulations and rules. Options generally will be nontransferable except in the event of the award recipient’s death, but the Compensation Committee may allow the transfer of non-qualified stock options through a gift or domestic relations order to the award recipient’s family members.

Stock options granted under the Plan generally must be exercised by the optionee before the earlier of the expiration of such option or 90 days after termination of the optionee’s employment, except that the period may be extended on certain events including death and termination of employment due to disability. Each stock option agreement will set forth the extent to which the award recipient will have the right to exercise the option following the termination of the recipient’s service with us, and the right to exercise the option of any executors or administrators of the award recipient’s estate or any person who has acquired such options directly from the award recipient by bequest or inheritance.

Options granted to non-employee directors generally must be exercised before the earlier of the expiration of the option or 12 months after termination of service as a director, and are subject to acceleration of vesting in the event of a change in control.

Automatic Option Grants to Directors

Each non-employee director who first joins our board of directors after the effective date of the Plan receives a nonstatutory option to purchase 16,500 shares of our common stock on the date of election to the board. Twenty-five percent of the shares subject to each option vest and become exercisable on the first anniversary of the date of grant. The balance of the shares vest and become exercisable monthly over a three year period beginning on the day that is one month after the first anniversary of the date of grant, at a monthly rate of 2.0833% of the number of shares subject to such options. In addition, on the business day after each annual meeting of our stockholders, each non-employee director who was not elected to the board of directors for the first time at such meeting receives an option to purchase 8,250 shares of common stock, provided that the non-employee director has served on the board for at least six months. Each annual option granted to non-employee directors vests and becomes exercisable on the first anniversary of the date of grant, or on the first business day following the next regular annual meeting of stockholders after the date of grant in the event such meeting occurs prior to the first anniversary date of the grant. Options granted to non-employee directors will become fully vested if a change in control occurs with respect to our Company during the director’s service.

Restricted Shares

The terms of any awards of restricted shares under the Plan will be set forth in a restricted share agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms and conditions of such restricted share agreements, which need not be identical. A restricted share award may be subject to vesting requirements or transfer restrictions or both. Award recipients who are granted restricted shares generally have all of the rights of a stockholder with respect to such shares. Restricted shares may be issued for consideration determined by the Compensation Committee, including cash, cash equivalents, full-recourse promissory notes, past services and future services.

Restricted Stock Units

The terms of any awards of stock units under the Plan will be set forth in a restricted stock unit agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms and conditions of such restricted stock unit agreements, which need not be identical. Stock units give an award recipient the right to acquire a specified number of shares of stock, or at the Compensation Committee’s discretion, the equivalent value in cash, at a future date upon the satisfaction of certain vesting conditions based upon a vesting schedule or performance criteria established by the Compensation Committee. Stock units may be granted in consideration of a reduction in the award recipient’s other compensation, but no cash consideration is typically required of the award recipient. Unlike restricted stock, the stock underlying stock units will not be issued until the stock units have vested, and recipients of stock units generally will have no voting or dividend rights prior to the time the vesting conditions are satisfied.

Stock Appreciation Rights

The terms of any awards of stock appreciation rights under the Plan will be set forth in an agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms, conditions and restrictions of any such agreements, which need not be identical. A stock appreciation right generally entitles the award recipient to receive a payment upon exercise equal to the amount by which the fair market value of a share of common stock on the date of exercise exceeds the value of a share of common stock on the date of grant. The amount payable upon the exercise of a stock appreciation right may be settled in cash or by the issuance of shares of common stock.

Qualifying Performance Criteria

The Plan sets forth performance criteria used in the case of an award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. To qualify as a “performance-based compensation,” the number of shares or other benefits granted, issued, retainable or vested under an award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either us as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group or index, in each case as specified by the Compensation Committee in the award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, or (p) market segment shares. The Compensation Committee may appropriately adjust any evaluation of performance under a qualifying performance criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in managements’ discussion and analysis of financial condition and results of operations appearing in our annual report to stockholders for the applicable year. If applicable, the Compensation Committee shall determine the qualifying performance criteria not later than the 90th day of the performance period, and shall determine and certify, for each award recipient, the extent to which the qualifying performance criteria have been met. The Compensation Committee may not in any event increase the amount of compensation payable under the Plan upon the attainment of a qualifying performance goal to an award recipient who is a “covered employee” within the meaning of Section 162(m).

Amendment and Termination

No awards may be granted under the Plan after January 27, 2019. The board of directors may amend or terminate the Plan at any time, but an amendment will not become effective without the approval of our stockholders to the extent required by applicable laws, regulations or rules. No amendment or termination of the Plan will affect an award recipient’s rights under outstanding awards without the award recipient’s consent.

Effect of Certain Corporate Events

In the event of a subdivision of the outstanding common stock or a combination or consolidation of the outstanding common stock (by reclassification or otherwise) into a lesser number of shares, a spin-off or a similar occurrence, or declaration of a dividend payable in common stock or, if in an amount that has a material effect on the price of the shares, in cash, the Compensation Committee will make adjustments in the number and/or exercise price of options and/or the number of shares available under the Plan, as appropriate.

In the event of a merger or other reorganization, outstanding options will be subject to the agreement of merger or reorganization. Such agreement may provide for the assumption of outstanding options by the surviving corporation or its parent, for their continuation by the Company (if the Company is the surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one share under the agreement of merger or reorganization and the exercise price for each option, or for the acceleration of the exercisability of each option followed by the cancellation of options not exercised, in all cases without the optionees’ consent.

Federal Income Tax Aspects of Awards Under the Plan

This is a brief summary of the federal income tax aspects of awards that may be made under the Plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. It does not describe a number of special tax rules, including the alternative minimum tax and various elections that may be applicable under certain circumstances. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a holder may reside, nor does it reflect the tax consequences of a holder’s death. The tax consequences of awards under the Plan depend upon the type of award and, if the award is to an executive officer, whether the award qualifies as performance-based compensation under Section 162(m) of the Code.

Incentive Stock Options.  The recipient of an incentive stock option generally will not be taxed upon grant of the option. Federal income taxes are generally imposed only when the shares of stock from exercised incentive stock options are disposed of, by sale or otherwise. The amount by which the fair market value of the stock on the date of exercise exceeds the exercise price is, however, included in determining the option recipient’s liability for the alternative minimum tax. If the incentive stock option recipient does not sell or dispose of the stock until more than one year after the receipt of the stock and two years after the option was granted, then, upon sale or disposition of the stock, the difference between the exercise price and the market value of the stock as of the date of exercise will be treated as a capital gain, and not ordinary income. If a recipient fails to hold the stock for the minimum required time, at the time of the disposition of the stock, the recipient will recognize ordinary income in the year of disposition generally in an amount equal to any excess of the market value of the common stock on the date of exercise (or, if less, the amount realized or disposition of the shares) over the exercise price paid for the shares. Any further gain (or loss) realized by the recipient generally will be taxed as short-term or long-term gain (or loss) depending on the holding period. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient.

Nonqualified Stock Options.  The recipient of stock options not qualifying as incentive stock options generally will not be taxed upon the grant of the option. Federal income taxes are generally due from a recipient of nonqualified stock options when the stock options are exercised. The difference between the exercise price of the option and the fair market value of the stock purchased on such date is taxed as ordinary income. Thereafter, the tax basis for the acquired stock is equal to the amount paid for the stock plus the amount of ordinary income recognized by the recipient. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient by reason of the exercise of the option.

Other Awards.  Recipients who receive restricted stock unit awards will generally recognize ordinary income when they receive shares upon settlement of the awards, in an amount equal to the fair market value of the shares at that time. Recipients who receive awards of restricted stock subject to a vesting requirement generally recognize ordinary income at the time vesting occurs, in an amount equal to the fair market value of the stock at that time minus the amount, if any, paid for the stock. However, a recipient who receives restricted shares which are not vested may, within 30 days of the date the shares are transferred, elect in accordance with Section 83(b) of the Code to recognize ordinary compensation income at the time of transfer of the shares rather than upon the vesting dates.

We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the recipient.

Section 162(m).  Section 162(m) would render non-deductible to us certain compensation in excess of $1,000,000 received in any year by certain executive officers unless such excess is “performance-based compensation” (as defined in the Code) or is otherwise exempt from Section 162(m), such as under the transition rule described above. The availability of the exemption for awards of performance-based compensation not covered by the transition period rule depends upon obtaining approval of the Plan by our public stockholders. Assuming stockholder approval, grants of options and stock appreciation rights, and grants of restricted shares and stock units conditioned on attainment of one or more performance goals set forth in the Plan, may qualify as performance-based compensation and be exempt from Section 162(m).

Section 409A.  Any deferrals made under the Plan, including awards granted under the Plan that are considered to be deferred compensation, must satisfy the requirements of Section 409A of the Code to avoid adverse tax consequences to participants. These requirements include limitations on election timing, acceleration of payments, and distributions. We intend to structure any deferrals and awards under the Plan to meet the applicable tax law requirements.

Plan Benefits

The Compensation Committee has not made any determination with respect to future awards under the Plan, and any allocation of such awards will be made only in accordance with the provisions of the Plan, including the additional shares of stock that the stockholders are being asked to approve. Because awards under the Plan are subject to the discretion of the Compensation Committee, awards under the Plan for the current or any future year are not determinable. Future option exercise prices under the Plan are not determinable because they will be based upon the fair market value of our common stock on the date of grant. No stock units, shares of restricted stock or stock appreciation rights have been awarded under the Plan.

Our named executive officers received option grants under the Plan as set forth in this Proxy Statement in the table entitled “Grants of Plan-Based Awards” under the caption “Executive Compensation.” Our non-employee directors received option grants under the Plan as set forth in this Proxy Statement in the section entitled “Director Compensation”. The following table sets forth information with respect to stock options granted under the Plan in 2008 to the following:

Number of
Name and Position	Options(#)(1)

All current executive officers as a group (5 persons)	230,000
All current non-employee directors as a group (7 persons)	66,000
All employees and consultants, including current officers who are not executive officers, as a group	895,380

(1)	All options were granted at an exercise price per share equal to the fair market value on the date of grant.

Required Vote

Approval of the amended and restated 2005 Stock Incentive Plan requires the affirmative vote of a majority of the shares present and voting at the Annual Meeting. Unless marked to the contrary, proxies received will be voted “FOR” approval of the amended and restated 2005 Stock Incentive Plan.

Your board of directors recommends a vote FOR approval of the amended and restated 2005 Stock Incentive Plan.

Proposal 3

Ratification of the Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2009. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions. Although stockholder ratification of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of Ernst & Young LLP to our stockholders for ratification to permit stockholders to participate in this important corporate decision.

Principal Accountant Fees and Services

Ernst & Young LLP has audited our financial statements since our inception in 2000. Aggregate fees for professional services rendered for us by Ernst & Young LLP for the years ended December 31, 2008 and 2007 were as follows:

Services Provided	2008	2007

Audit	$594,000	$627,000
Audit-Related	—	—
Tax	49,000	59,000
All Other	—	—

Total	$643,000	$686,000

Audit fees.  For the years ended December 31, 2008 and 2007, audit fees were for the integrated audits of our annual financial statements and our internal control over financial reporting and the review of quarterly financial statements included in our quarterly reports on Form 10-Q. For the year ended December 31, 2007, audit fees also included services provided in connection with our Registration Statement on Form S-3, including comfort letters and consents.

Tax fees.  For the years ended December 31, 2008 and 2007, tax fees were for the preparation of our tax returns, tax planning and tax consulting services. For the year December 31, 2007, tax fees also included fees for a study of change in control under Section 382 of the Code and a state and local nexus study.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee pre-approves both the type of services to be provided by Ernst & Young LLP and the estimated fees related to these services. All of the services in 2007 and 2008 were pre-approved.

During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the independent registered public accounting firm. The services and fees must be deemed compatible with the maintenance of that firm’s independence, including compliance with rules and regulations of the SEC.

Throughout the year, the Audit Committee will review any revisions to the estimates of audit and non-audit fees initially approved.

Required Vote

Ratification of the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment. In the event ratification is not obtained, the Audit Committee will review its future selection of our independent registered public accounting firm but will not be required to select a different independent registered public accounting firm.

Your board of directors recommends a vote FOR ratification of Ernst & Young LLP as our independent registered public accounting firm.

Stockholder Proposals for the 2010 Annual Meeting

If a stockholder wishes to present a proposal to be considered for inclusion in our proxy statement for the 2010 Annual Meeting of Stockholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC. One of the requirements is that the proposal be received by Genomic Health’s Secretary no later than December 22, 2009. Proposals we receive after that date will not be included in the proxy statement. We urge stockholders to submit proposals by Certified Mail — Return Receipt Requested.

A stockholder proposal not included in our proxy statement for the 2010 Annual Meeting will not be eligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our Bylaws. To be timely, our Bylaws provide that we must have received the stockholder’s notice not less than 90 days nor more than 120 days prior to the first anniversary date of the preceding year’s annual meeting; however, if we have not held an annual meeting in the previous year or the date of the annual meeting is called for a date that is more than 30 days before or more than 60 days after the first anniversary date of the preceding year’s annual meeting, we must have received the stockholder’s notice not later than the close of business on the later of the 90th day prior to the date of the scheduled annual meeting or the 7th day following the earlier of the day on which notice of the annual meeting date was mailed or the day of the first public announcement of the annual meeting date. An adjournment or postponement of an annual meeting will not commence a new time period or extend any time period for the giving of the stockholder’s notice described above. The stockholder’s notice must set forth, as to each proposed matter, the information required by our Bylaws. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all Forms 3, 4 and 5 they file.

Based solely on our review of the copies of such forms we have received and written representations from certain reporting persons that they filed all required reports, we believe that all of our officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them with respect to transactions during 2008, except for Forms 4 related to sales of common stock pursuant to a Rule 10b5-1 sales plan by Dr. Baker on November 12, 2008 and December 10, 2008, which incorrectly reported that an aggregate of 9,258 shares were sold from the Baker Family Charitable Remainder Trust. On March 6, 2009, amended Forms 4 were filed to correctly report that the shares sold on these dates were actually held directly in Dr. Baker’s name.

Other Matters

Your board of directors does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, the proxy holders will vote in accordance with their judgement unless you direct them otherwise in your proxy instructions.

Whether or not you intend to be present at the Annual Meeting, we urge you to vote by signing and mailing the enclosed proxy or submitting your proxy by telephone or the Internet promptly.

By Order of the Board of Directors.

G. Bradley Cole
Chief Operating Officer,
Chief Financial Officer and Secretary
Redwood City, California
April 30, 2009

Our 2008 Annual Report on Form 10-K has been mailed with this Proxy Statement. We will provide copies of exhibits to our Annual Report on Form 10-K, but will charge a reasonable fee per page to any requesting stockholder. Stockholders may make such requests in writing to Secretary, Genomic Health, Inc., 301 Penobscot Drive, Redwood City, California 94063. The request must include a representation by the stockholder that as of April 17, 2009, the stockholder was entitled to vote at the Annual Meeting. Our 10-K and exhibits are also available at www.genomichealth.com.

GENOMIC HEALTH, INC.
2005 STOCK INCENTIVE PLAN
(Adopted by the Board on September 8, 2005,
and amended and restated by the Board on January 28, 2009.)

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GENOMIC HEALTH, INC.
2005 STOCK INCENTIVE PLAN
(As amended and restated on January 28, 2009)
SECTION 1. ESTABLISHMENT AND PURPOSE.
     The Plan was adopted by the Board of Directors on September 8, 2005, and shall be effective as of the date of the initial offering of Stock to the public pursuant to a registration statement filed by the Company with the Securities and Exchange Commission (the “Effective Date”). The Plan was amended and restated on January 28, 2009. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of restricted shares, stock units, options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.
SECTION 2. DEFINITIONS.
     (a) “Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.
     (b) “Award” shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.
     (c) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.
     (d) “Change in Control” shall mean the occurrence of any of the following events:
     (i) A change in the composition of the Board of Directors occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:
     (A) Had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or
     (B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”); or

     (ii) Any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company; or
     (iii) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or
     (iv) The sale, transfer or other disposition of all or substantially all of the Company’s assets.
     For purposes of subsection (d)(i) above, the term “look-back” date shall mean the later of (1) the Effective Date or (2) the date 24 months prior to the date of the event that may constitute a Change in Control.
     For purposes of subsection (d)(ii)) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.
     Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement with the United States Securities and Exchange Commission for the initial offering of Stock to the public.
     (e) “Code” shall mean the Internal Revenue Code of 1986, as amended.
     (f) “Committee” shall mean the Compensation Committee as designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.
     (g) “Company” shall mean Genomic Health, Inc., a Delaware corporation.

     (h) “Consultant” shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor (not including service as a member of the Board of Directors) or a member of the board of directors of a Parent or a Subsidiary, in each case who is not an Employee.
     (i) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.
     (j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
     (k) “Exercise Price” shall mean, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.
     (l) “Fair Market Value” with respect to a Share, shall mean the market price of one Share, determined by the Committee as follows:
     (i) If the Stock was traded over-the-counter on the date in question but was not traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the Pink Sheets LLC;
     (ii) If the Stock was traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last reported sale price quoted for such date by The Nasdaq Stock Market;
     (iii) If the Stock was traded on a United States stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; and
     (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.
In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.
     (m) “ISO” shall mean an employee incentive stock option described in Section 422 of the Code.
     (n) “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.

     (o) “Offeree” shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).
     (p) “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.
     (q) “Optionee” shall mean an individual or estate who holds an Option or SAR.
     (r) “Outside Director” shall mean a member of the Board of Directors who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary.
     (s) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.
     (t) “Participant” shall mean an individual or estate who holds an Award.
     (u) “Plan” shall mean this 2005 Stock Incentive Plan of Genomic Health, Inc., as amended from time to time.
     (v) “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.
     (w) “Restricted Share” shall mean a Share awarded under the Plan.
     (x) “Restricted Share Agreement” shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Shares.
     (y) “SAR” shall mean a stock appreciation right granted under the Plan.
     (z) “SAR Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.
     (aa) “Service” shall mean service as an Employee, Consultant or Outside Director, subject to such further limitations as may be set forth in the Plan or the applicable Stock Option Agreement, SAR Agreement, Restricted Share Agreement or Stock Unit Agreement. Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s employment will be treated as terminating 90 days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

     (bb) “Share” shall mean one share of Stock, as adjusted in accordance with Section 11 (if applicable). All share numbers herein assume, and no adjustment shall be made in respect of, the one-for-three reverse split of the Stock approved by the Board of Directors on the date of initial adoption of the Plan.
     (cc) “Stock” shall mean the Common Stock of the Company.
     (dd) “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to such Option.
     (ee) “Stock Unit” shall mean a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.
     (ff) “Stock Unit Agreement” shall mean the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.
     (gg) “Subsidiary” shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
     (hh) “Total and Permanent Disability” shall mean permanent and total disability as defined by section 22(e)(3) of the Code.
SECTION 3. ADMINISTRATION.
     (a) Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.
     (b) Committee for Non-Officer Grants. The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such grants. Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence. The Board of Directors may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16 of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board of Directors shall specify the total number of Awards that such officers may so award.

     (c) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing (including via email) by all Committee members, shall be valid acts of the Committee.
     (d) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:
     (i) To interpret the Plan and to apply its provisions;
     (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;
     (iii) To adopt, amend or terminate sub-plans established for the purpose of satisfying applicable foreign laws including qualifying for preferred tax treatment under applicable foreign tax laws;
     (iv) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
     (v) To determine when Awards are to be granted under the Plan;
     (vi) To select the Offerees and Optionees;
     (vii) To determine the number of Shares to be made subject to each Award;
     (viii) To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price and Purchase Price, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the agreement relating to such Award;
     (ix) To amend any outstanding Award agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired;
     (x) To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;
     (xi) To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;
     (xii) To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

     (xiii) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award agreement;
     (xiv) To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and
     (xv) To take any other actions deemed necessary or advisable for the administration of the Plan.
Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.
SECTION 4. ELIGIBILITY.
     (a) General Rule. Only common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Stock Units, Nonstatutory Options or SARs.
     (b) Automatic Grants to Outside Directors.
     (i) Each Outside Director who first joins the Board of Directors on or after the Effective Date, and who was not previously an Employee, shall receive a Nonstatutory Option, subject to approval of the Plan by the Company’s stockholders, to purchase 16,500 Shares (subject to adjustment under Section 11) on the date of his or her election to the Board of Directors. Twenty-five percent (25%) of the Shares subject to each Option granted under this Section 4(b)(i) shall vest and become exercisable on the first anniversary of the date of grant. The balance of the Shares subject to such Option (i.e. the remaining seventy-five percent (75%)) shall vest and become exercisable monthly over a three-year period beginning on the day which is one month after the first anniversary of the date of grant, at a monthly rate of 2.0833% of the total number of Shares subject to such Option. Notwithstanding the foregoing, each such Option shall become vested if a Change in Control occurs with respect to the Company during the Optionee’s Service.
     (ii) On the first business day following the conclusion of each regular annual meeting of the Company’s stockholders, commencing with the annual meeting occurring after the Effective Date, each Outside Director who was not elected to the Board for the first time at such meeting and who will continue serving as a member of the Board of Directors thereafter shall receive an Option to purchase 8,250 Shares (subject to adjustment under Section 11), provided that such Outside Director has served on the Board of Directors for at least six months. Each Option granted under this Section 4(b)(ii) shall vest and become exercisable on the first anniversary of the date of grant; provided, however, that each such Option shall become exercisable in full immediately prior to the next regular annual meeting of the Company’s stockholders following such date of grant in the event such meeting occurs prior to such first anniversary date. Notwithstanding the foregoing, each Option granted under this Section 4(b)(ii) shall become vested if a Change in Control occurs with respect to the Company during the Optionee’s Service.
     (iii) The Exercise Price of all Nonstatutory Options granted to an Outside Director under this Section 4(b) shall be equal to 100% of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Section 8(a), (b) or (d).
     (iv) All Nonstatutory Options granted to an Outside Director under this Section 4(b) shall terminate on the earlier of (A) the day before the tenth anniversary of the date of grant of such Options or (B) the date twelve months after the termination of such Outside Director’s Service for any reason; provided, however, that any such Options that are not vested upon the termination of the Outside Director’s Service as a member of the Board of Directors for any reason shall terminate immediately and may not be exercised.
     (c) Ten-Percent Stockholders. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.
     (d) Attribution Rules. For purposes of Section 4(c) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.
     (e) Outstanding Stock. For purposes of Section 4(c) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.
SECTION 5. STOCK SUBJECT TO PLAN.
     (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed 8,980,000 Shares. The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 11. The number of Shares that are subject to Options or other Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the

Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.
     (b) Award Limitation. Subject to the provisions of Section 11, no Participant may receive Options, SARs, Restricted Shares or Stock Units under the Plan in any calendar year that relate to more than 1,650,000 Shares.
     (c) Additional Shares. If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 5(a) and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan.
SECTION 6. RESTRICTED SHARES.
     (a) Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.
     (b) Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services.
     (c) Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares of thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.
     (d) Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.
     (e) Restrictions on Transfer of Shares. Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine.

Such restrictions shall be set forth in the applicable Restricted Stock Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.
SECTION 7. TERMS AND CONDITIONS OF OPTIONS.
     (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee’s other compensation.
     (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 11.
     (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in 4(c), and the Exercise Price of an NSO shall not be less 85% of the Fair Market Value of a Share on the date of grant. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.
     (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.
     (e) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for Employees described in Section 4(c)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.
     (f) Exercise of Options. Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the

Optionee’s Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.
     (g) Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.
     (h) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 11.
     (i) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different exercise price, or in return for the grant of the same or a different number of Shares. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair his or her rights or obligations under such Option.
     (j) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.
     (k) Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.
SECTION 8. PAYMENT FOR SHARES.
     (a) General Rule. The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(g) below.
     (b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise

Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.
     (c) Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(b).
     (d) Cashless Exercise. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.
     (e) Exercise/Pledge. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.
     (f) Promissory Note. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note.
     (g) Other Forms of Payment. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.
     (h) Limitations under Applicable Law. Notwithstanding anything herein or in a Stock Option Agreement or Restricted Stock Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.
SECTION 9. STOCK APPRECIATION RIGHTS.
     (a) SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee’s other compensation.
     (b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 11.
     (c) Exercise Price. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

     (d) Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.
     (e) Effect of Change in Control. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.
     (f) Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.
     (g) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or obligations under such SAR.
     (h) Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents a SAR previously granted, or (b) authorize an Optionee to elect to cash out a SAR previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.
SECTION 10. STOCK UNITS.
     (a) Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.
     (b) Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

     (c) Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.
     (d) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.
     (e) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.
     (f) Death of Recipient. Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.
     (g) Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.
SECTION 11. ADJUSTMENT OF SHARES.
      (a) Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate and equitable adjustments in:
     (i) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Section 5;
     (ii) The limitations set forth in Section 5(b);
     (iii) The number of NSOs to be granted to Outside Directors under Section 4(b);
     (iv) The number of Shares covered by each outstanding Option and SAR;
     (v) The Exercise Price under each outstanding Option and SAR; and
     (vi) The number of Stock Units included in any prior Award which has not yet been settled.
Except as provided in this Section 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.
     (b) Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.
     (c) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:
     (i) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;
     (ii) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;
     (iii) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;
     (iv) Full exercisability or vesting and accelerated expiration of the outstanding Awards; or
     (v) Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

     (d) Reservation of Rights. Except as provided in this Section 11, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.
SECTION 12. DEFERRAL OF AWARDS.
     (a) Committee Powers. The Committee (in its sole discretion) may permit or require a Participant to:
     (i) Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;
     (ii) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or
     (iii) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.
     (b) General Rules. A deferred compensation account established under this Section 12 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 12.
SECTION 13. AWARDS UNDER OTHER PLANS.
     The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Section 5.

SECTION 14. PAYMENT OF DIRECTOR’S FEES IN SECURITIES.
     (a) Effective Date. No provision of this Section 14 shall be effective unless and until the Board has determined to implement such provision.
     (b) Elections to Receive NSOs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 14 shall be filed with the Company on the prescribed form.
     (c) Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.
SECTION 15. LEGAL AND REGULATORY REQUIREMENTS.
     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.
SECTION 16. WITHHOLDING TAXES.
     (a) General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.
     (b) Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the legally required minimum tax withholding.

SECTION 17. OTHER PROVISIONS APPLICABLE TO AWARDS.
     (a) Transferability. Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported assignment, transfer or encumbrance in violation of this Section 17(a) shall be void and unenforceable against the Company.
     (b) Qualifying Performance Criteria. The number of Shares or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group or index, in each case as specified by the Committee in the Award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, or (p) market segment shares (“Qualifying Performance Criteria”). The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in managements’ discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year. If applicable, the Committee shall determine the Qualifying Performance Criteria not later than the 90th day of the performance period, and shall determine and certify, for each Participant, the extent to which the Qualifying Performance Criteria have been met. The Committee may not in any event increase the amount of compensation payable under the Plan upon the attainment of a Qualifying Performance Goal to a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code.
SECTION 18. NO EMPLOYMENT RIGHTS.
     No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.

SECTION 19. DURATION AND AMENDMENTS.
     (a) Term of the Plan. The Plan, as set forth herein, shall terminate automatically on January 27, 2019 and may be terminated on any earlier date pursuant to Subsection (b) below.
     (b) Right to Amend or Terminate the Plan. The Board of Directors may amend or terminate the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.
     (c) Effect of Termination. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.
SECTION 20. EXECUTION.
     To record the adoption of the Plan, as amended and restated, by the Board of Directors, the Company has caused its authorized officer to execute the same.

Using a black ink pen, mark your votes with an X as shown in	☒
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

▼   PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.    ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposal 2 and FOR Proposal 3.

1.	Election of Directors:	01 - Randal W. Scott*	02 - Kimberly J. Popovits*	03 - Julian C. Baker*	+
		04 - Brook H. Byers*	05 - Fred E. Cohen*	06 - Samuel D. Colella*
		07 - Ginger L. Graham*	08 - Randall S. Livingston*	09 - Woodrow A. Myers, Jr.*

*Each to serve until the next Annual Meeting or until their successors have been duly elected and qualified.

☐	Mark here to vote FOR all nominees

☐	Mark here to WITHHOLD vote from all nominees

		01	02	03	04	05	06	07	08	09

☐	For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.	☐	☐	☐	☐	☐	☐	☐	☐	☐

	For	Against	Abstain		For	Against	Abstain

2. To vote on the approval of the Amended and Restated Genomic Health, Inc. 2005 Stock Incentive Plan.	☐	☐	☐	3. To ratify the appointment of Ernst & Young LLP as Genomic Health’s independent registered public accounting firm for 2009.	☐	☐	☐

4. In his or her discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — GENOMIC HEALTH, INC.

PROXY SOLICITED BY BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 8, 2009
The undersigned hereby authorizes Randal W. Scott and G. Bradley Cole, and each of them, as proxies of the undersigned, with full power of substitution, to represent and vote the shares of common stock of Genomic Health, Inc. (“Genomic Health”) which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Genomic Health to be held at Seaport Center, 459 Seaport Court, Redwood City, California on June 8, 2009 at 10:00 a.m. (Pacific Time), and at any and all postponements or adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions.
Unless a contrary direction is indicated, this Proxy will be voted FOR Proposal 1, the election of directors, FOR Proposal 2, the approval of the Amended and Restated Genomic Health, Inc. 2005 Stock Incentive Plan, FOR Proposal 3, the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm and in accordance with the discretion of the Proxies on any other matters as may properly come before the Annual Meeting. If specific instructions are indicated, this Proxy will be voted in accordance therewith.
Please mark, sign, date and mail this proxy card promptly, using the enclosed envelope.

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on June 7, 2009.

Vote by Internet • Log on to the Internet and go to www.investorvote.com/GHDX • Follow the steps outlined on the secure website.

Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card	C0123456789	12345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposal 2 and FOR Proposal 3.

1.	Election of Directors:	01 - Randal W. Scott*	02 - Kimberly J. Popovits*	03 - Julian C. Baker*	+
		04 - Brook H. Byers*	05 - Fred E. Cohen*	06 - Samuel D. Colella*
		07 - Ginger L. Graham*	08 - Randall S. Livingston*	09 - Woodrow A. Myers, Jr.*

*Each to serve until the next Annual Meeting or until their successors have been duly elected and qualified.

☐	Mark here to vote FOR all nominees

☐	Mark here to WITHHOLD vote from all nominees

☐	For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.	01	02	03	04	05	06	07	08	09
		☐	☐	☐	☐	☐	☐	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	To vote on the approval of the Amended and Restated Genomic Health, Inc. 2005 Stock Incentive Plan.	☐	☐	☐	3.	To ratify the appointment of Ernst & Young LLP as Genomic Health’s independent registered public accounting firm for 2009.	☐	☐	☐

4.	In his or her discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof.

B	Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — GENOMIC HEALTH, INC.

PROXY SOLICITED BY BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 8, 2009
The undersigned hereby authorizes Randal W. Scott and G. Bradley Cole, and each of them, as proxies of the undersigned, with full power of substitution, to represent and vote the shares of common stock of Genomic Health, Inc. (“Genomic Health”) which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Genomic Health to be held at Seaport Center, 459 Seaport Court, Redwood City, California on June 8, 2009 at 10:00 a.m. (Pacific Time), and at any and all postponements or adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions.
Unless a contrary direction is indicated, this Proxy will be voted FOR Proposal 1, the election of directors, FOR Proposal 2, the approval of the Amended and Restated Genomic Health, Inc. 2005 Stock Incentive Plan, FOR Proposal 3, the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm and in accordance with the discretion of the Proxies on any other matters as may properly come before the Annual Meeting. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

Please mark, sign, date and mail this proxy card promptly, using the enclosed envelope.